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                          UBS Managed Investments Trust
                                UBS Strategy Fund

                Supplement to Prospectus dated November 5, 2001,
                            as revised April 8, 2002

                                                               December 10, 2002

Dear Investor,

         The purpose of this supplement to the prospectus is to notify investors of a proposal affecting the UBS Strategy Fund ("Strategy Fund") that was approved by the Board of Trustees (the "Board") of UBS Managed Investments Trust (the "Trust").

         Proposed Merger of Strategy Fund into UBS Global Equity Fund ("Global Equity Fund")

         The Board has approved the submission of an Agreement and Plan of Reorganization (the "Plan") to shareholders of Strategy Fund under which substantially all of the assets of Strategy Fund would be transferred to Global Equity Fund in exchange for shares of Global Equity Fund (the "Reorganization"). Under the Plan, shareholders of each class of Strategy Fund then would receive shares of the corresponding class of Global Equity Fund equal in value to their investment in Strategy Fund. The Reorganization is intended to be a tax-free transaction.

         More information about the proposed Reorganization will be provided to Strategy Fund shareholders in proxy materials, which are expected to be mailed in January 2003. If approved by Strategy Fund shareholders, the Reorganization is expected to occur in March 2003 or as soon as practicable thereafter.

         You may continue to purchase, redeem and exchange shares of Strategy Fund as described in the prospectus prior to the shareholder meeting, although the Strategy Fund may determine to cease to offer its shares for purchase or exchange from other Funds in the UBS Family of Funds. Of course, shareholders will continue to be able to redeem shares of Strategy Fund.

         Please be sure to retain this supplement with your prospectus. For more information, contact 1-800-647-1568.



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